Exhibit 10.46

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

CONFIDENTIAL

CONSENT LETTER

This Consent Letter executed by GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”), is effective as of August 19, 2008. For the purposes of this Consent Letter, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the Existing Agreement (as defined below).

Introduction

AOL LLC, (“AOL”) a Delaware limited liability company (formerly known as America Online, Inc.) with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and Google have entered into that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 and all subsequent amendments through and inclusive of that certain Nineteenth Amendment to the Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008, and that certain Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 5, 2004 (the IMA and such amendments and addendum, collectively the “Existing Agreement”).

AOL desires to Use on [****], the Search-Based Sponsored Text Links and Content Targeted Text Links [****].

Consent

1. Google hereby consents to: (i) AOL’s Use of Search-Based Sponsored Text Links and Content Targeted Text Links of other Third Party Provider(s) [****] on [****], and (ii) exclude [****] from the [****] obligations of AOL set forth in [****] of the Existing Agreement.

2. Except as modified by this Consent Letter by Google, all terms and conditions of the Existing Agreement shall remain in full force and effect.

GOOGLE INC.

By:	/s/ Sanjay Kapoor
Sanjay Kapoor
Sr. Director, Strategic Partnerships
Google, Inc.

Date:	2008.08.27 11:50:16-07'00'

Consent Letter Execution Copy